UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: September 21, 2009
(Date of Earliest Event Reported)
CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Incorporation)	001-08896 (Commission File No.)	75-2027937 (I.R.S. Employer Identification No.)

8401 North Central Expressway Suite 800 Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 874-2323
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 7.01.	REGULATION FD DISCLOSURE
Capstead Mortgage Corporation (“Capstead”, or the “Registrant”) has updated its presentation materials to be used in meetings with the investment community. The materials are attached hereto as Exhibit 99.1 and incorporated herein by reference and are also available on our website at www.capstead.com.

ITEM 8.01.	OTHER EVENTS.
Capstead is scheduled to present at the RBC Capital Markets Financial Institutions Conference, which is being held at The Four Seasons Hotel Boston, 200 Boylston Street, Boston, Massachusetts, on Tuesday, September 22, 2009.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
     (b) Exhibits.
99.1	Investor presentation materials dated September 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
September 21, 2009	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and Executive Vice President